American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071
Telephone 800/421-9900, ext. 4

November 2010

To Our Dealer Friends,

As you may know, shares of two new funds in the American Funds family, American Funds Mortgage Fund and American Funds Tax-Exempt Fund of New York, will be available for sale to the public beginning December 1, 2010. American Funds Mortgage Fund is designed to provide current income and capital preservation by investing primarily in mortgage-related securities that are sponsored or guaranteed by the U.S. government. American Funds Tax-Exempt Fund of New York is designed to provide current income exempt from regular federal, New York State and New York City income taxes by investing in securities that are exempt from such taxes. The fund’s secondary objective is preservation of capital.

As you may also be aware, Class C shares of American Funds automatically convert to Class F-1 shares during the month of the 10th anniversary of their purchase date. American Funds introduced Class C shares in March 2001, so these conversions will start in March 2011. Note that Class 529-C shares do not convert. Because Class F-1 shares are intended for fee-based advisory accounts, Class C shares that convert to Class F-1 shares are deemed to be “hold only” unless the assets transfer to an advisory program. Class F-1 “hold only” shares can be exchanged between funds, but no new purchases are permitted. These shares are eligible for an ongoing service fee of 0.25%.

Your current Selling Group Agreement (the “Agreement”) with American Funds Distributors contemplates the provision of shareholder services to your clients.  We are adding language to the Agreement to enumerate certain services which may be provided by you in consideration of the service fees paid under the Agreement. The language is not intended to require you to provide these specific services to your clients.

The purpose of this notice is to amend your Agreement to reflect these changes.

In consideration of the foregoing, the Agreement is amended as follows:

1.	The following paragraph is added to the Agreement:

Compensation on Class F-1 shares

On Class F-1 shares of the Funds that were converted from Class C shares of the Funds or that were transferred to you and not held in a fee-based program, we will pay you ongoing compensation on a quarterly basis at the annual rate of 0.25% of the average daily net asset value of Class F-1 shares of the Funds listed in Category 1, Category 2, Category 3 and Category 4 on the attached Schedule A that are held in an account assigned to you at the end of the quarter for which payment is made. The payment of this ongoing compensation is subject to the limitations contained in each Fund’s Plan of Distribution and may be varied or discontinued at any time. You may not purchase Class F-1 shares of the Funds unless you have executed a separate agreement allowing for the purchase of Class F-1 shares. In addition, no fees shall be payable on Class F-1 shares pursuant to this Agreement if you have executed  a separate agreement allowing for the purchase of Class F-1 shares.

2.	Under the heading “Ongoing Service Fees for Class A, Class 529-A, Class B and Class 529-B Shares,” the following provisions are amended and restated as follows:

a.
You agree to cooperate as requested with programs that we provide to enhance shareholder service. You also agree to assume an active role in providing investment-related services, examples of which may include creating an investment plan, conducting periodic investment reviews, evaluating client investment needs, etc., as well as to encourage your representatives to supplement your provision of shareholder account-related services such as processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the Funds. Redemption levels of shareholder accounts assigned to you will be considered in evaluating your continued participation in this service fee program.

b.	You agree to support our marketing and servicing efforts by granting reasonable requests for visits to your offices by our wholesalers.

3.	The following paragraph is added to the Agreement:

The ongoing compensation provided in this Agreement is paid in consideration of you providing ongoing investment-related services, examples of which may include creating an investment plan, conducting periodic investment reviews, evaluating client investment needs, etc., as well as encouraging your representatives to supplement your provision of shareholder account-related services such as processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the Funds.

4.	The existing Schedule A to the Agreement is replaced in its entirety by the new Schedule A attached hereto.

*           *           *           *           *

The Agreement remains unchanged in all other respects. Any order for Fund shares received by us beginning December 1, 2010 shall be deemed an acceptance of this amendment to your Agreement.

Cordially,

/s/ Kevin G. Clifford
Kevin G. Clifford
President

Schedule A
December 1, 2010
(supersedes all previous versions of Schedule A – last version dated July 10, 2009)
	A	B	C	F-1	529-A	529-B	529-C	529-E	R-1	R-2	R-3	R-4	R-5	R-6
Category 1
AMCAP Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
American Balanced Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
American Funds Target Date Retirement Series	●	na	na	e	na	na	na	na	●	●	●	●	●	●
American Mutual Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Capital Income Builder	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Capital World Growth and Income Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
EuroPacific Growth Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Fundamental Investors	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The Growth Fund of America	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The Income Fund of America	●	e	●	e	●	e	●	●	●	●	●	●	●	●
International Growth and Income Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The Investment Company of America	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The New Economy Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
New Perspective Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
New World Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
SMALLCAP World Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Washington Mutual Investors Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Category 2
American Funds Mortgage Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
American Funds Tax-Exempt Fund of New York	●	e	●	e	na	na	na	na	na	na	na	na	na	na
American High-Income Municipal Bond Fund	●	e	●	e	na	na	na	na	na	na	na	na	na	na
American High-Income Trust	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The Bond Fund of America	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Capital World Bond Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The Tax-Exempt Bond Fund of America	●	e	●	e	na	na	na	na	na	na	na	na	na	na
The Tax-Exempt Fund of California	●	e	●	e	na	na	na	na	na	na	na	na	na	na
The Tax-Exempt Fund of Maryland	●	e	●	e	na	na	na	na	na	na	na	na	na	na
The Tax-Exempt Fund of Virginia	●	e	●	e	na	na	na	na	na	na	na	na	na	na
U.S. Government Securities Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Category 3
American Funds Short-Term Tax-Exempt Bond Fund	●	e	e	e	na	na	na	na	na	na	na	na	na	na
Intermediate Bond Fund of America	●	e	e	e	●	e	e	●	●	●	●	●	●	●
Limited Term Tax-Exempt Bond Fund of America	●	e	e	e	na	na	na	na	na	na	na	na	na	na
Short-Term Bond Fund of America	●	e	e	e	●	e	e	●	●	●	●	●	●	●
Category 4
American Funds Money Market Fund	●	e	e	e	●	e	e	●	●	●	●	●	●	●

Class F-1, Class F-2 and Class 529-F-1 shares are available for purchase pursuant to a separate agreement.
●        Share class is available
e      Share class is available for exchanges only
na                 Share class is not available

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071
Telephone 800/421-9900, ext. 4

January 2011

To Our Dealer Friends,

As you may know, shares of our newest fund in the American Funds family, American Funds Global Balanced Fund, will be available for sale to the public beginning February 1, 2011.  American Funds Global Balanced Fund is designed to provide long-term growth of capital, conservation of principal and current income by investing in equity and debt securities around the world that offer the opportunity for growth and/or provide dividend income.  The Fund will invest a significant portion of its assets in securities of issuers domiciled outside the United States, including issuers domiciled in emerging market countries.

The purpose of this notice is to amend your Selling Group Agreement (the “Agreement”) with American Funds Distributors, Inc. to reflect the addition of American Funds Global Balanced Fund.

In consideration of the foregoing, the Agreement is amended as follows, effective February 1, 2011:

1.	The existing Schedule A to the Agreement is replaced in its entirety by the new Schedule A attached hereto.

*           *           *           *           *

The Agreement remains unchanged in all other respects.  Any order for Fund shares received by us beginning February 1, 2011 shall be deemed an acceptance of this amendment to your Agreement.

Cordially,

/s/ Kevin G. Clifford
Kevin G. Clifford
President

Schedule A
February 1, 2011
(supersedes all previous versions of Schedule A – last version dated December 1,  2010)
	A	B	C	F-1	529-A	529-B	529-C	529-E	R-1	R-2	R-3	R-4	R-5	R-6
Category 1
AMCAP Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
American Balanced Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
American Funds Global Balanced Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
American Funds Target Date Retirement Series	●	na	na	e	na	na	na	na	●	●	●	●	●	●
American Mutual Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Capital Income Builder	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Capital World Growth and Income Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
EuroPacific Growth Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Fundamental Investors	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The Growth Fund of America	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The Income Fund of America	●	e	●	e	●	e	●	●	●	●	●	●	●	●
International Growth and Income Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The Investment Company of America	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The New Economy Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
New Perspective Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
New World Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
SMALLCAP World Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Washington Mutual Investors Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Category 2
American Funds Mortgage Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
American Funds Tax-Exempt Fund of New York	●	e	●	e	na	na	na	na	na	na	na	na	na	na
American High-Income Municipal Bond Fund	●	e	●	e	na	na	na	na	na	na	na	na	na	na
American High-Income Trust	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The Bond Fund of America	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Capital World Bond Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The Tax-Exempt Bond Fund of America	●	e	●	e	na	na	na	na	na	na	na	na	na	na
The Tax-Exempt Fund of California	●	e	●	e	na	na	na	na	na	na	na	na	na	na
The Tax-Exempt Fund of Maryland	●	e	●	e	na	na	na	na	na	na	na	na	na	na
The Tax-Exempt Fund of Virginia	●	e	●	e	na	na	na	na	na	na	na	na	na	na
U.S. Government Securities Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Category 3
American Funds Short-Term Tax-Exempt Bond Fund	●	e	e	e	na	na	na	na	na	na	na	na	na	na
Intermediate Bond Fund of America	●	e	e	e	●	e	e	●	●	●	●	●	●	●
Limited Term Tax-Exempt Bond Fund of America	●	e	e	e	na	na	na	na	na	na	na	na	na	na
Short-Term Bond Fund of America	●	e	e	e	●	e	e	●	●	●	●	●	●	●
Category 4
American Funds Money Market Fund	●	e	e	e	●	e	e	●	●	●	●	●	●	●

Class F-1, Class F-2 and Class 529-F-1 shares are available for purchase pursuant to a separate agreement.
●        Share class is available
e      Share class is available for exchanges only
na                 Share class is not available

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071
Telephone 800/421-9900, ext. 4

November 2010

Ladies and Gentlemen,

As you may know, shares of two new funds in the American Funds family, American Funds Mortgage Fund and American Funds Tax-Exempt Fund of New York, will be available for sale to the public beginning December 1, 2010. American Funds Mortgage Fund is designed to provide current income and capital preservation by investing primarily in mortgage-related securities that are sponsored or guaranteed by the U.S. government. American Funds Tax-Exempt Fund of New York is designed to provide current income exempt from regular federal, New York State and New York City income taxes by investing in securities that are exempt from such taxes. The fund’s secondary objective is preservation of capital.

As you may also be aware, Class C shares of American Funds automatically convert to Class F-1 shares during the month of the 10th anniversary of their purchase date. American Funds introduced Class C shares in March 2001, so these conversions will start in March 2011. Note that Class 529-C shares do not convert. Because Class F-1 shares are intended for fee-based advisory accounts, Class C shares that convert to Class F-1 shares are deemed to be “hold only” unless the assets transfer to an advisory program. Class F-1 “hold only” shares can be exchanged between funds, but no new purchases are permitted. These shares are eligible for an ongoing service fee of 0.25%.

Your current Bank/Trust Company Selling Group Agreement (the “Agreement”) with American Funds Distributors contemplates the provision of shareholder services to your clients.  We are adding language to the Agreement to enumerate certain services which may be provided by you in consideration of the service fees paid under the Agreement. The language is not intended to require you to provide these specific services to your clients.

The purpose of this notice is to amend your Agreement to reflect these changes.

In consideration of the foregoing, the Agreement is amended as follows:

1.	The following paragraph is added to the Agreement:

Compensation on Class F-1 shares

On Class F-1 shares of the Funds that were converted from Class C shares of the Funds or that were transferred to you and not held in a fee-based program, we will pay you ongoing compensation on a quarterly basis at the annual rate of 0.25% of the average daily net asset value of Class F-1 shares of the Funds listed in Category 1, Category 2, Category 3 and Category 4 on the attached Schedule A that are held in an account assigned to you at the end of the quarter for which payment is made. The payment of this ongoing compensation is subject to the limitations contained in each Fund’s Plan of Distribution and may be varied or discontinued at any time. You may not purchase Class F-1 shares of the Funds unless you have executed a separate agreement allowing for the purchase of Class F-1 shares. In addition, no fees shall be payable on Class F-1 shares pursuant to this Agreement if you have executed a separate agreement allowing for the purchase of Class F-1 shares.

2.	Under the heading “Ongoing Service Fees for Class A, Class 529-A, Class B and Class 529-B Shares,” the following provisions are amended and restated as follows:

a.
You agree to cooperate as requested with programs that we provide to enhance shareholder service. You also agree to assume an active role in providing investment-related services, examples of which may include creating an investment plan, conducting periodic investment reviews, evaluating client investment needs, etc., as well as to encourage your representatives to supplement your provision of shareholder account-related services such as processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the Funds. Redemption levels of shareholder accounts assigned to you will be considered in evaluating your continued participation in this service fee program.

b.	You agree to support our marketing and servicing efforts by granting reasonable requests for visits to your offices by our wholesalers.

3.	The following paragraph is added to the Agreement:

The ongoing compensation provided in this Agreement is paid in consideration of you providing ongoing investment-related services, examples of which may include creating an investment plan, conducting periodic investment reviews, evaluating client investment needs, etc., as well as encouraging your representatives to supplement your provision of shareholder account-related services such as processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the Funds.

4.	The existing Schedule A to the Agreement is replaced in its entirety by the new Schedule A attached hereto.

*           *           *           *           *

The Agreement remains unchanged in all other respects. Any order for Fund shares received by us beginning December 1, 2010 shall be deemed an acceptance of this amendment to your Agreement.

Cordially,

/s/ Kevin G. Clifford
Kevin G. Clifford
President

Schedule A
December 1, 2010
(supersedes all previous versions of Schedule A – last version dated July 10, 2009)
	A	B	C	F-1	529-A	529-B	529-C	529-E	R-1	R-2	R-3	R-4	R-5	R-6
Category 1
AMCAP Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
American Balanced Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
American Funds Target Date Retirement Series	●	na	na	e	na	na	na	na	●	●	●	●	●	●
American Mutual Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Capital Income Builder	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Capital World Growth and Income Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
EuroPacific Growth Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Fundamental Investors	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The Growth Fund of America	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The Income Fund of America	●	e	●	e	●	e	●	●	●	●	●	●	●	●
International Growth and Income Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The Investment Company of America	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The New Economy Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
New Perspective Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
New World Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
SMALLCAP World Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Washington Mutual Investors Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Category 2
American Funds Mortgage Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
American Funds Tax-Exempt Fund of New York	●	e	●	e	na	na	na	na	na	na	na	na	na	na
American High-Income Municipal Bond Fund	●	e	●	e	na	na	na	na	na	na	na	na	na	na
American High-Income Trust	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The Bond Fund of America	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Capital World Bond Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The Tax-Exempt Bond Fund of America	●	e	●	e	na	na	na	na	na	na	na	na	na	na
The Tax-Exempt Fund of California	●	e	●	e	na	na	na	na	na	na	na	na	na	na
The Tax-Exempt Fund of Maryland	●	e	●	e	na	na	na	na	na	na	na	na	na	na
The Tax-Exempt Fund of Virginia	●	e	●	e	na	na	na	na	na	na	na	na	na	na
U.S. Government Securities Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Category 3
American Funds Short-Term Tax-Exempt Bond Fund	●	e	e	e	na	na	na	na	na	na	na	na	na	na
Intermediate Bond Fund of America	●	e	e	e	●	e	e	●	●	●	●	●	●	●
Limited Term Tax-Exempt Bond Fund of America	●	e	e	e	na	na	na	na	na	na	na	na	na	na
Short-Term Bond Fund of America	●	e	e	e	●	e	e	●	●	●	●	●	●	●
Category 4
American Funds Money Market Fund	●	e	e	e	●	e	e	●	●	●	●	●	●	●

Class F-1, Class F-2 and Class 529-F-1 shares are available for purchase pursuant to a separate agreement.
●        Share class is available
e      Share class is available for exchanges only
na                 Share class is not available

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071
Telephone 800/421-9900, ext. 4

January 2011

Ladies and Gentlemen,

As you may know, shares of our newest fund in the American Funds family, American Funds Global Balanced Fund, will be available for sale to the public beginning February 1, 2011.  American Funds Global Balanced Fund is designed to provide long-term growth of capital, conservation of principal and current income by investing in equity and debt securities around the world that offer the opportunity for growth and/or provide dividend income.  The Fund will invest a significant portion of its assets in securities of issuers domiciled outside the United States, including issuers domiciled in emerging market countries.

The purpose of this notice is to amend your Bank/Trust Company Selling Group Agreement (the “Agreement”) with American Funds Distributors, Inc. to reflect the addition of American Funds Global Balanced Fund.

In consideration of the foregoing, the Agreement is amended as follows, effective February 1, 2011:

1.	The existing Schedule A to the Agreement is replaced in its entirety by the new Schedule A attached hereto.

The Agreement remains unchanged in all other respects.  Any order for Fund shares received by us beginning February 1, 2011 shall be deemed an acceptance of this amendment to your Agreement.

Cordially,

/s/ Kevin G. Clifford
Kevin G. Clifford
President

Schedule A
February 1, 2011
(supersedes all previous versions of Schedule A – last version dated December 1,  2010)
	A	B	C	F-1	529-A	529-B	529-C	529-E	R-1	R-2	R-3	R-4	R-5	R-6
Category 1
AMCAP Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
American Balanced Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
American Funds Global Balanced Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
American Funds Target Date Retirement Series	●	na	na	e	na	na	na	na	●	●	●	●	●	●
American Mutual Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Capital Income Builder	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Capital World Growth and Income Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
EuroPacific Growth Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Fundamental Investors	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The Growth Fund of America	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The Income Fund of America	●	e	●	e	●	e	●	●	●	●	●	●	●	●
International Growth and Income Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The Investment Company of America	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The New Economy Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
New Perspective Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
New World Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
SMALLCAP World Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Washington Mutual Investors Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Category 2
American Funds Mortgage Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
American Funds Tax-Exempt Fund of New York	●	e	●	e	na	na	na	na	na	na	na	na	na	na
American High-Income Municipal Bond Fund	●	e	●	e	na	na	na	na	na	na	na	na	na	na
American High-Income Trust	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The Bond Fund of America	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Capital World Bond Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The Tax-Exempt Bond Fund of America	●	e	●	e	na	na	na	na	na	na	na	na	na	na
The Tax-Exempt Fund of California	●	e	●	e	na	na	na	na	na	na	na	na	na	na
The Tax-Exempt Fund of Maryland	●	e	●	e	na	na	na	na	na	na	na	na	na	na
The Tax-Exempt Fund of Virginia	●	e	●	e	na	na	na	na	na	na	na	na	na	na
U.S. Government Securities Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Category 3
American Funds Short-Term Tax-Exempt Bond Fund	●	e	e	e	na	na	na	na	na	na	na	na	na	na
Intermediate Bond Fund of America	●	e	e	e	●	e	e	●	●	●	●	●	●	●
Limited Term Tax-Exempt Bond Fund of America	●	e	e	e	na	na	na	na	na	na	na	na	na	na
Short-Term Bond Fund of America	●	e	e	e	●	e	e	●	●	●	●	●	●	●
Category 4
American Funds Money Market Fund	●	e	e	e	●	e	e	●	●	●	●	●	●	●

Class F-1, Class F-2 and Class 529-F-1 shares are available for purchase pursuant to a separate agreement.
●        Share class is available
e      Share class is available for exchanges only
na                 Share class is not available

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071
Telephone 800/421-9900, ext. 4

November 2010

Ladies and Gentlemen,

As you may know, shares of two new funds in the American Funds family, American Funds Mortgage Fund and American Funds Tax-Exempt Fund of New York, will be available for sale to the public beginning December 1, 2010. American Funds Mortgage Fund is designed to provide current income and capital preservation by investing primarily in mortgage-related securities that are sponsored or guaranteed by the U.S. government. American Funds Tax-Exempt Fund of New York is designed to provide current income exempt from regular federal, New York State and New York City income taxes by investing in securities that are exempt from such taxes. The fund’s secondary objective is preservation of capital.

The purpose of this notice is to amend your Class F Share Participation Agreement (the “Agreement”) with American Funds Distributors to add the new funds.

In consideration of the foregoing, the Agreement is amended as follows:

1.	The list of funds on Schedule A to the Agreement is replaced in its entirety by the new list of funds attached hereto.

*           *           *           *           *

The Agreement remains unchanged in all other respects. Any order for Fund shares received by us beginning December 1, 2010 shall be deemed an acceptance of this amendment to your Agreement.

Cordially,

/s/ Kevin G. Clifford
Kevin G. Clifford
President

LIST OF FUNDS

December 1, 2010
(supersedes all previous versions)

AMCAP Fund	The Income Fund of America
American Balanced Fund	Intermediate Bond Fund of America
American Funds Money Market Fund	International Growth and Income Fund
American Funds Mortgage Fund	The Investment Company of America
American Funds Short-Term Tax-Exempt Bond Fund	Limited Term Tax-Exempt Bond Fund of America
American Funds Tax-Exempt Fund of New York	The New Economy Fund
American High-Income Municipal Bond Fund	New Perspective Fund
American High-Income Trust	New World Fund
American Mutual Fund	Short-Term Bond Fund of America
The Bond Fund of America	SMALLCAP World Fund
Capital Income Builder	The Tax-Exempt Bond Fund of America
Capital World Bond Fund	The Tax-Exempt Fund of California
Capital World Growth and Income Fund	The Tax-Exempt Fund of Maryland
EuroPacific Growth Fund	The Tax-Exempt Fund of Virginia
Fundamental Investors	U.S. Government Securities Fund
The Growth Fund of America	Washington Mutual Investors Fund

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071
Telephone 800/421-9900, ext. 4

January 2011

Ladies and Gentlemen,

As you may know, shares of our newest fund in the American Funds family, American Funds Global Balanced Fund, will be available for sale to the public beginning February 1, 2011.  American Funds Global Balanced Fund is designed to provide long-term growth of capital, conservation of principal and current income by investing in equity and debt securities around the world that offer the opportunity for growth and/or provide dividend income.  The Fund will invest a significant portion of its assets in securities of issuers domiciled outside the United States, including issuers domiciled in emerging market countries.

The purpose of this notice is to amend your Class F Share Participation Agreement (the “Agreement”) with American Funds Distributors, Inc. to reflect the addition of American Funds Global Balanced Fund.

In consideration of the foregoing, the Agreement is amended as follows, effective February 1, 2011:

1.	The list of funds on Schedule A to the Agreement is replaced in its entirety by the new list of funds attached hereto.

*           *           *           *           *

The Agreement remains unchanged in all other respects.  Any order for Fund shares received by us beginning February 1, 2011 shall be deemed an acceptance of this amendment to your Agreement.

Cordially,

/s/ Kevin G. Clifford

Kevin G. Clifford
President

LIST OF FUNDS

February 1, 2011
(supersedes all previous versions)

AMCAP Fund	The Income Fund of America
American Balanced Fund	Intermediate Bond Fund of America
American Funds Global Balanced Fund	International Growth and Income Fund
American Funds Money Market Fund	The Investment Company of America
American Funds Mortgage Fund	Limited Term Tax-Exempt Bond Fund of America
American Funds Short-Term Tax-Exempt Bond Fund	The New Economy Fund
American Funds Tax-Exempt Fund of New York	New Perspective Fund
American High-Income Municipal Bond Fund	New World Fund
American High-Income Trust	Short-Term Bond Fund of America
American Mutual Fund	SMALLCAP World Fund
The Bond Fund of America	The Tax-Exempt Bond Fund of America
Capital Income Builder	The Tax-Exempt Fund of California
Capital World Bond Fund	The Tax-Exempt Fund of Maryland
Capital World Growth and Income Fund	The Tax-Exempt Fund of Virginia
EuroPacific Growth Fund	U.S. Government Securities Fund
Fundamental Investors	Washington Mutual Investors Fund
The Growth Fund of America

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071
Telephone 800/421-9900, ext. 4

November 2010

Ladies and Gentlemen,

As you may know, shares of two new funds in the American Funds family, American Funds Mortgage Fund and American Funds Tax-Exempt Fund of New York, will be available for sale to the public beginning December 1, 2010. American Funds Mortgage Fund is designed to provide current income and capital preservation by investing primarily in mortgage-related securities that are sponsored or guaranteed by the U.S. government. American Funds Tax-Exempt Fund of New York is designed to provide current income exempt from regular federal, New York State and New York City income taxes by investing in securities that are exempt from such taxes. The fund’s secondary objective is preservation of capital.

The purpose of this notice is to amend your Bank/Trust Company Participation Agreement for Class F Shares (the “Agreement”) with American Funds Distributors to add the new funds.

In consideration of the foregoing, the Agreement is amended as follows:

1.	The list of funds on Schedule A to the Agreement is replaced in its entirety by the new list of funds attached hereto.

*           *           *           *           *

The Agreement remains unchanged in all other respects. Any order for Fund shares received by us beginning December 1, 2010 shall be deemed an acceptance of this amendment to your Agreement.

Cordially,

/s/ Kevin G. Clifford

Kevin G. Clifford
President

LIST OF FUNDS

December 1, 2010
(supersedes all previous versions)

AMCAP Fund	The Income Fund of America
American Balanced Fund	Intermediate Bond Fund of America
American Funds Money Market Fund	International Growth and Income Fund
American Funds Mortgage Fund	The Investment Company of America
American Funds Short-Term Tax-Exempt Bond Fund	Limited Term Tax-Exempt Bond Fund of America
American Funds Tax-Exempt Fund of New York	The New Economy Fund
American High-Income Municipal Bond Fund	New Perspective Fund
American High-Income Trust	New World Fund
American Mutual Fund	Short-Term Bond Fund of America
The Bond Fund of America	SMALLCAP World Fund
Capital Income Builder	The Tax-Exempt Bond Fund of America
Capital World Bond Fund	The Tax-Exempt Fund of California
Capital World Growth and Income Fund	The Tax-Exempt Fund of Maryland
EuroPacific Growth Fund	The Tax-Exempt Fund of Virginia
Fundamental Investors	U.S. Government Securities Fund
The Growth Fund of America	Washington Mutual Investors Fund

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071
Telephone 800/421-9900, ext. 4

January 2011

Ladies and Gentlemen,

As you may know, shares of our newest fund in the American Funds family, American Funds Global Balanced Fund, will be available for sale to the public beginning February 1, 2011. American Funds Global Balanced Fund is designed to provide long-term growth of capital, conservation of principal and current income by investing in equity and debt securities around the world that offer the opportunity for growth and/or provide dividend income. The Fund will invest a significant portion of its assets in securities of issuers domiciled outside the United States, including issuers domiciled in emerging market countries.

The purpose of this notice is to amend your Bank/Trust Company Participation Agreement for Class F Shares (the “Agreement”) with American Funds Distributors, Inc. to reflect the addition of American Funds Global Balanced Fund.

In consideration of the foregoing, the Agreement is amended as follows, effective February 1, 2011:

1.	The list of funds on Schedule A to the Agreement is replaced in its entirety by the new list of funds attached hereto.

* * * * *

The Agreement remains unchanged in all other respects. Any order for Fund shares received by us beginning February 1, 2011 shall be deemed an acceptance of this amendment to your Agreement.

Cordially,

/s/ Kevin G. Clifford

Kevin G. Clifford
President

LIST OF FUNDS

February 1, 2011
(supersedes all previous versions)

AMCAP Fund	The Income Fund of America
American Balanced Fund	Intermediate Bond Fund of America
American Funds Global Balanced Fund	International Growth and Income Fund
American Funds Money Market Fund	The Investment Company of America
American Funds Mortgage Fund	Limited Term Tax-Exempt Bond Fund of America
American Funds Short-Term Tax-Exempt Bond Fund	The New Economy Fund
American Funds Tax-Exempt Fund of New York	New Perspective Fund
American High-Income Municipal Bond Fund	New World Fund
American High-Income Trust	Short-Term Bond Fund of America
American Mutual Fund	SMALLCAP World Fund
The Bond Fund of America	The Tax-Exempt Bond Fund of America
Capital Income Builder	The Tax-Exempt Fund of California
Capital World Bond Fund	The Tax-Exempt Fund of Maryland
Capital World Growth and Income Fund	The Tax-Exempt Fund of Virginia
EuroPacific Growth Fund	U.S. Government Securities Fund
Fundamental Investors	Washington Mutual Investors Fund
The Growth Fund of America